UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05634

Morgan Stanley Strategist Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	July 31, 2008

Date of reporting period:	July 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Strategist Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended July 31, 2008

Total Return for the 12 Months Ended July 31, 2008
Class A	Class B	Class C	Class I+	S&P 500® Index[1]	Lehman Brothers U.S. Government/ Credit Index[2]	Lipper Flexible Portfolio Funds Index[3]
–4.27%	–5.02%	–4.94%	–4.02%	–11.09%	6.18%	–3.03%

+  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The U.S. economy faced significant headwinds during the past year as residential property values peaked and easy credit evaporated. In fact, the rate of appreciation of the U.S. residential property market between 2002 and 2007 resulted in unprecedented levels of mortgage creation and collateralization, as borrowers' liabilities were packaged and disbursed throughout the world's financial institutions. The massive demand for these collateralized obligations led to a sharp drop in lender discipline and due diligence, resulting in a significant increase in low-quality loans within these collateralized pools. In early 2007, the combination of fewer qualified buyers and falling home prices led directly to the collapse in the values of the pools of mortgages that were built on the promise of consistent loan repayments.

The seizing of credit markets on the heels of declining property values also affected the U.S. economy as a whole, gradually at first and then at a more pronounced level throughout 2008. Construction employment was one of the first sectors to be impacted, followed quickly by material suppliers (such as wood products, floor coverings, general construction materials and their suppliers) and companies that provided goods to consumers, such as retailers and auto manufacturers. By the end of July 2008, the domestic economy was contracting and bracing for a period of decelerating consumer spending and capital investment.

One bright spot in this past year under review, however, came from foreign demand for U.S. goods and services. The combined effect of a weak U.S. dollar, low levels of inventories, and high single-digit rates of economic growth in developing economies manifested itself in strong exports and outstanding sales generation in domestic companies' non-U.S. business lines. Sectors such as technology, health care, and general industrials benefited from this development and leveraged the opportunities overseas by skewing their business plans more toward investments in markets outside the U.S.

In summary, the domestic economy weakened substantially during the period under review, despite being bolstered primarily by foreign demand for U.S. goods and services. Securities markets, as one would expect, discounted these developments, as equity prices fell and AAA-rated bond quotes appreciated.

Performance Analysis

All share classes of Morgan Stanley Strategist Fund outperformed the S&P 500® Index and underperformed the Lehman Brothers U.S. Government/Credit Index and the Lipper Flexible Portfolio Funds Index for the 12 months ended July 31, 2008, assuming no deduction of applicable sales charges.

Within our investment framework, three factors influence our core portfolio positions: the rate of inflation, the direction and magnitude of corporate profits, and shifts in interest rates and credit availability. On the inflation front, commodity price pressures lifted inflation rates well beyond the desired Federal Reserve range, but wage levels continued to grow at slower year-over-year rates. Corporate profits continued to post year-over-year declines on the heels of losses within the financial services sector and weak results from consumer discretionary companies, such as retailers and autos. Lastly, while the Federal Reserve maintained its accommodative policy stance and the federal government doled out "stimulus checks" directly to consumers, banks and lending institutions continued to limit credit availability to individuals and companies with the strongest credit ratings. In this environment, we continued to maintain a generally defensive posture in the Fund's portfolio as a whole.

As of the end of the reporting period, our equity portfolio allocation remained unchanged at approximately 60 percent of the Fund's total assets and was broadly diversified throughout the sectors that make up the S&P 500® Index. The Fund's largest sector exposures included information technology, health care and consumer staples. During the period under review, we further reduced the Fund's exposures to the basic material and financial services sectors and increased its exposures to the consumer discretionary sector.

The fixed income portion of the Fund, which was roughly 20 percent of the Fund's total assets, maintained diversified holdings throughout the period under review. At the period's end, the fixed income portfolio held approximately 16 percent of its assets in long-maturity U.S. government securities, 27 percent in mortgage-backed securities and 40 percent in non-government corporate instruments. The balance of the portfolio was held in short-term cash equivalents, most of which were short duration,* non-money market securities.

In summary, as of July 31, 2008, the Fund's asset allocation target stood at 60 percent equity (versus a neutral weight of 55 percent**), 20 percent fixed income (versus a neutral weight of 35 percent), and 20 percent cash and short-term investments (versus a neutral weight of 10 percent).

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

** Source: Morgan Stanley Investment Management. The "neutral weight" reflects the average allocation held by U.S. pension funds.

TOP 10 HOLDINGS as of 07/31/08
Federal National Mortgage Association	4.1%
U.S. Government Obligations	3.0
Apple Inc.	1.9
Oracle Corp.	1.9
International Business Machines Corp.	1.9
Sybase, Inc.	1.8
Kraft Foods Inc. (Class A)	1.7
Schwab (Charles) Corp.	1.6
Thermo Fisher Scientific, Inc.	1.5
St Jude Med. Inc.	1.5
PORTFOLIO COMPOSITION as of 07/31/08
Common Stocks	62.1%
Short-Term Investments	19.0
Corporate Notes/Bonds	7.9
Foreign/U.S. Government Agencies & Obligations	7.1
Collateralized Mortgage Obligations	2.2
Asset-Backed	1.6
Options	0.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Fund's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Fund, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B

Over 10 Years

Average Annual Total Returns—Period Ended July 31, 2008
Symbol	Class A Shares* (since 07/28/97) SRTAX	Class B Shares** (since 10/31/88) SRTBX	Class C Shares† (since 07/28/97) SRTCX	Class I Shares†† (since 07/28/97) SRTDX
1 Year	(4.27)%[4] (9.30)[5]	(5.02)%[4] (9.41)[5]	(4.94)%[4] (5.82)[5]	(4.02)%[4] —
5 Years	8.77[4] 7.60[5]	7.96[4] 7.66[5]	7.98[4] 7.98[5]	9.05[4] —
10 Years	5.11[4] 4.54[5]	4.48[4] 4.48[5]	4.31[4] 4.31[5]	5.35[4] —
Since Inception	6.02[4] 5.50[5]	9.18[4] 9.18[5]	5.22[4] 5.22[5]	6.27[4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

(1)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Flexible Portfolio Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on July 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/08 – 07/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	02/01/08	07/31/08	02/01/08 – 07/31/08
Class A
Actual (–3.76% return)	$1,000.00	$962.40	$4.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.29	$4.62
Class B
Actual (–4.13% return)	$1,000.00	$958.70	$8.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.56	$8.37
Class C
Actual (–4.09% return)	$1,000.00	$959.10	$8.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.66	$8.27
Class I@@
Actual (–3.64% return)	$1,000.00	$963.60	$3.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.53	$3.37

  @  Expenses are equal to the Fund's annualized expense ratios of 0.92%, 1.67%, 1.65% and 0.67% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.94%, 1.69%, 1.67% and 0.69% for Class A, Class B, Class C and Class I shares, respectively.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008

NUMBER OF SHARES		VALUE
	Common Stocks (61.9%)
	Advertising/Marketing Services (0.6%)
106,720	Omnicom Group, Inc.	$4,555,877
	Aerospace & Defense (2.5%)
141,310	Northrop Grumman Corp.	9,522,881
162,400	Raytheon Co.	9,245,432
		18,768,313
	Agricultural Commodities/Milling (0.3%)
67,000	Archer-Daniels-Midland Co.	1,918,210
	Airlines (1.3%)
381,540	Continental Airlines, Inc. (Class B) (a)	5,238,544
304,800	Southwest Airlines Co.	4,751,832
		9,990,376
	Aluminum (0.5%)
73,560	Alcoa, Inc.	2,482,650
61,890	Aluminum Corp. of China Ltd. (ADR) (China)	1,572,625
		4,055,275
	Biotechnology (2.0%)
109,140	Celgene Corp. (a)	8,238,979
128,290	Gilead Sciences, Inc. (a)	6,925,094
		15,164,073
	Chemicals: Major Diversified (0.3%)
61,820	Dow Chemical Co. (The)	2,059,224
	Computer Communications (0.8%)
266,500	Cisco Systems, Inc. (a)	5,860,335
	Computer Peripherals (0.9%)
434,050	EMC Corp. (a)	6,515,090
	Computer Processing Hardware (2.5%)
92,235	Apple Inc. (a)	14,660,753
173,520	Dell Inc. (a)	4,263,386
		18,924,139
	Department Stores (0.8%)
61,715	Kohl's Corp. (a)	2,586,476
193,300	MACY'S, Inc.	3,635,973
		6,222,449

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

NUMBER OF SHARES		VALUE
	Discount Stores (0.8%)
90,570	Costco Wholesale Corp.	$5,676,928
	Electric Utilities (0.3%)
51,960	American Electric Power Co., Inc.	2,052,420
	Electrical Products (0.8%)
118,640	Emerson Electric Co.	5,777,768
	Electronic Production Equipment (0.5%)
100,000	Applied Materials, Inc.	1,732,000
50,000	KLA-Tencor Corp.	1,879,500
		3,611,500
	Electronics/Appliances (1.0%)
202,240	Sony Corp. (ADR) (Japan)	7,618,381
	Finance/Rental/Leasing (0.8%)
80,750	VISA Inc. (Class A)	5,899,595
	Financial Conglomerates (1.2%)
121,070	American Express Co.	4,494,118
106,420	JPMorgan Chase & Co.	4,323,845
		8,817,963
	Food: Major Diversified (3.0%)
175,130	Kellogg Co.	9,292,398
411,374	Kraft Foods Inc. (Class A)	13,089,921
		22,382,319
	Forest Products (0.3%)
43,930	Weyerhaeuser Co.	2,348,498
	Home Building (0.5%)
102,000	Gafisa S.A. (ADR) (Brazil)	3,492,480
	Home Improvement Chains (0.6%)
206,950	Lowe's Companies, Inc.	4,205,224
	Household/Personal Care (1.3%)
132,780	Colgate-Palmolive Co.	9,861,571
	Information Technology Services (1.9%)
111,500	International Business Machines Corp.	14,269,770
	Integrated Oil (2.0%)
73,410	Exxon Mobil Corp.	5,904,366
87,980	Hess Corp.	8,921,172
		14,825,538

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

NUMBER OF SHARES		VALUE
	Internet Software/Services (0.7%)
10,330	Google Inc. (Class A) (a)	$4,893,837
	Investment Banks/Brokers (3.0%)
24,160	Goldman Sachs Group, Inc. (The)	4,446,406
115,100	Lazard Ltd. (Class A) (Bermuda)	4,697,231
73,890	Lehman Brothers Holdings Inc.	1,281,252
527,970	Schwab (Charles) Corp. (The)	12,085,233
		22,510,122
	Investment Managers (0.7%)
177,810	Janus Capital Group, Inc.	5,394,755
	Major Banks (1.0%)
90,985	Bank of America Corp.	2,993,406
147,480	Wells Fargo & Co.	4,464,220
		7,457,626
	Media Conglomerates (0.3%)
133,130	Time Warner, Inc.	1,906,422
	Medical Specialties (5.7%)
93,915	Bard (C.R.), Inc.	8,719,069
119,000	Covidien Ltd.	5,859,560
237,605	St. Jude Medical, Inc. (a)	11,067,641
189,480	Thermo Fisher Scientific, Inc. (a)	11,467,330
78,885	Zimmer Holdings, Inc. (a)	5,435,965
		42,549,565
	Miscellaneous Commercial Services (0.4%)
335,685	E-House China Holdings Ltd. (ADR) (China)	3,185,651
	Motor Vehicles (1.0%)
226,170	Honda Motor Co., Ltd. (ADR) (Japan)	7,235,178
	Oilfield Services/Equipment (1.3%)
110,700	Halliburton Co.	4,961,574
66,610	Smith International, Inc.	4,954,452
		9,916,026
	Other Consumer Services (0.4%)
106,000	eBay Inc. (a)	2,668,020

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

NUMBER OF SHARES		VALUE
	Packaged Software (5.0%)
384,100	Microsoft Corp.	$9,879,052
662,630	Oracle Corp. (a)	14,266,424
410,640	Sybase, Inc. (a)	13,801,610
		37,947,086
	Pharmaceuticals: Major (1.2%)
136,310	Johnson & Johnson	9,333,146
	Precious Metals (1.0%)
173,060	Barrick Gold Corp. (Canada)	7,329,091
	Property - Casualty Insurers (0.5%)
87,440	Allstate Corp. (The)	4,041,477
	Pulp & Paper (0.6%)
505,975	AbitibiBowater, Inc.	4,265,369
	Recreational Products (0.7%)
263,540	Mattel, Inc.	5,283,977
	Restaurants (1.2%)
150,000	McDonald's Corp.	8,968,500
	Semiconductors (1.9%)
401,230	Intel Corp.	8,903,294
586,482	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	5,571,575
		14,474,869
	Specialty Stores (0.1%)
44,490	Staples, Inc.	1,001,025
	Specialty Telecommunications (0.9%)
551,590	Windstream Corp.	6,574,953
	Steel (1.6%)
41,000	AK Steel Holding Corp. (a)	2,603,500
60,010	United States Steel Corp.	9,623,204
		12,226,704
	Telecommunication Equipment (0.8%)
224,120	Nokia Corp. (ADR) (Finland)	6,122,958
20,282	Nortel Network Corp.	155,490
		6,278,448

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

NUMBER OF SHARES		VALUE
	Tobacco (2.8%)
239,120	Altria Group, Inc.	$4,866,092
121,250	Philip Morris International Inc.	6,262,562
190,210	UST, Inc.	10,006,948
		21,135,602
	Trucks/Construction/Farm Machinery (1.1%)
44,015	Caterpillar Inc.	3,059,923
115,100	PACCAR, Inc.	4,841,106
		7,901,029
	Wireless Telecommunications (0.8%)
373,593	Metropcs Communications Inc. (a)	6,212,851
	Total Common Stocks (Cost $319,697,447)	465,564,645

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (7.8%)
	Accident & Health Insurance (0.0%)
$190	Travelers Co. Inc.	5.80%	05/15/18	185,243
	Aerospace & Defense (0.1%)
560	Systems 2001 Asset Trust - 144A (b) (Cayman Islands)	6.664	09/15/13	571,070
	Agricultural Commodities/Milling (0.0%)
260	Archer Daniels	5.45	03/15/18	251,397
	Airlines (0.1%)
756	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	669,130
	Beverages: Alcoholic (0.1%)
425	FBG Finance Ltd. - 144A (b) (Australia)	5.125	06/15/15	395,118
470	Miller Brewing Co. - 144A (b)	4.25	08/15/08	470,168
				865,286
	Biotechnology (0.1%)
370	Amgen, Inc.	5.85	06/01/17	371,101
305	Biogen Idec, Inc.	6.875	03/01/18	309,674
				680,775

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Broadcasting (0.0%)
$255	Grupo Televisa SA - 144A (b)	6.00%	05/15/18	$248,718
	Cable/Satellite TV (0.1%)
135	Comcast Cable Communications, Inc.	6.75	01/30/11	139,731
145	Comcast Cable Communications, Inc.	7.125	06/15/13	153,350
555	Comcast Corp.	5.70	05/15/18	527,563
125	Comcast Corp.	6.50	01/15/15	126,922
				947,566
	Casino/Gaming (0.0%)
135	MGM Mirage Inc.	6.00	10/01/09	132,300
	Chemicals: Agricultural (0.0%)
70	Monsanto Co.	5.125	04/15/18	68,530
	Chemicals: Major Diversified (0.1%)
165	Dupont (EI) De Nemours	6.00	07/15/18	167,283
310	ICI Wilmington Inc.	4.375	12/01/08	310,230
				477,513
	Computer Processing Hardware (0.1%)
305	Dell Inc. - 144A (b)	5.65	04/15/18	297,756
120	Hewlett-Packard Co.	5.50	03/01/18	118,112
				415,868
	Department Stores (0.1%)
980	May Department Stores Co.	5.95	11/01/08	979,763
	Discount Stores (0.1%)
410	Wal-Mart Stores Inc.	4.25	04/15/13	408,240
	Diversified Manufacturing (0.1%)
575	Tyco Electronics Group	5.95	01/15/14	570,820
	Drugstore Chains (0.1%)
75	CVS Caremark Corp.	5.75	06/01/17	73,447
130	CVS Corp.	5.75	08/15/11	133,409
453	CVS Lease Pass Through - 144A (b)	6.036	12/10/28	421,832
				628,688
	Electric Utilities (0.7%)
55	Appalachian Power Co. (Series O)	5.65	08/15/12	55,003
485	Arizona Public Service Co.	5.80	06/30/14	462,698
450	Carolina Power & Light Co.	5.125	09/15/13	455,560

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$145	CenterPoint Energy Resources, Corp.	6.25%		02/01/37	$128,401
85	CenterPoint Energy Resources, Corp. (Series B)	7.875		04/01/13	91,032
45	Columbus Southern Power Co.	4.40		12/01/10	44,738
190	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	196,727
420	Consumers Energy Co. (Series H)	4.80		02/17/09	421,166
275	Detroit Edison Co. (The)	6.125		10/01/10	284,835
565	E. ON International Finance BV	5.80		04/30/18	556,045
375	Entergy Gulf States, Inc.	3.082	(d)	12/01/09	371,430
46	Entergy Gulf States, Inc. - 144A (b)	3.427		12/08/08	45,982
355	Israel Electric Co Ltd - 144A (b)	7.25		01/15/19	352,267
220	Ohio Edison Co.	6.40		07/15/16	215,894
415	Ohio Power Company (Series K)	6.00		06/01/16	408,463
165	Peco Energy Co.	5.35		03/01/18	161,777
160	PPL Energy Supply LLC.	6.30		07/15/13	160,678
270	Public Service Electric & Gas Co. (Series MTN B)	5.00		01/01/13	272,131
240	Texas Eastern Transmission	7.00		07/15/32	230,977
190	Union Electric Co.	6.70		02/01/19	192,050
					5,107,854
	Electrical Products (0.1%)
415	Cooper Industries, Inc.	5.25		11/15/12	417,411
	Electronic Components (0.1%)
400	Philips Electronics NV	5.75		03/11/18	395,738
	Electronic Equipment/Instruments (0.0%)
225	Xerox Corp.	6.35		05/15/18	218,042
	Electronic Production Equipment (0.0%)
350	KLA Instruments Corp.	6.90		05/01/18	342,568
	Electronics/Appliances (0.0%)
260	LG Electronics Inc. - 144A (b) (South Korea)	5.00		06/17/10	257,096
	Finance (0.0%)
165	Pearson Dollar Finance Two PLC - 144A (b)	6.25		05/06/18	160,805
	Finance/Rental/Leasing (0.2%)
180	Capmark Financial Group	6.30		05/10/17	105,850
440	Capmark Financial Group	5.875		05/10/12	280,619
310	CIT Group Inc. (Series MTN)	4.75		08/15/08	309,558

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$630	Nationwide Building Society - 144A (b) (United Kingdom)	4.25%		02/01/10	$620,664
215	SLM Corp.	8.45		06/15/18	203,247
					1,519,938
	Financial Conglomerates (0.5%)
155	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	138,734
315	Citigroup Inc.	5.875		05/29/37	261,749
30	Citigroup Inc.	6.125		11/21/17	28,805
245	Citigroup Inc.	6.125		05/15/18	234,916
515	Citigroup Inc.	8.40		04/29/49	441,607
180	General Electric Capital Corp. (Series A)	4.25		12/01/10	181,251
55	General Electric Capital Corp. (Series MTNA)	4.75		09/15/14	54,427
1,370	General Electric Capital Corp.	5.625		05/01/18	1,334,810
605	JPMorgan Chase & Co.	4.75		05/01/13	583,984
300	JPMorgan Chase & Co.	6.00		01/15/18	291,586
150	Prudential Financial, Inc.	6.625		12/01/37	139,764
					3,691,633
	Food Retail (0.0%)
75	Delhaize America, Inc.	9.00		04/15/31	86,394
140	Kroger Co. (The)	5.00		04/15/13	137,719
80	Kroger Co. (The)	6.40		08/15/17	81,896
					306,009
	Food: Major Diversified (0.1%)
210	ConAgra Foods, Inc.	7.00		10/01/28	204,779
165	ConAgra Foods, Inc.	8.25		09/15/30	182,927
115	General Mills Inc.	5.25		08/15/13	114,752
395	Kraft Foods Inc.	6.125		08/23/18	385,851
					888,309
	Foods & Beverages (0.0%)
145	Dr. Pepper Snapple Group - 144A (b)	6.82		05/01/18	146,055
	Gas Distributors (0.1%)
90	Equitable Resources Inc.	6.50		04/01/18	90,271
205	NiSource Finance Corp.	6.80		01/15/19	199,907
325	NiSource Finance Corp.	3.208	(d)	11/23/09	316,124
380	Questar Market Resources Inc.	6.80		04/01/18	379,867
					986,169

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Home Improvement Chains (0.1%)
$295	Home Depot Inc.	5.40%		03/01/16	$270,018
710	Home Depot Inc.	2.901	(d)	12/16/09	695,697
					965,715
	Hotels/Resorts/Cruiselines (0.0%)
240	Starwood Hotels & Resorts	6.75		05/15/18	217,521
	Industrial Conglomerates (0.3%)
1,470	General Electric Co.	5.25		12/06/17	1,426,741
260	Honeywell International Inc.	5.30		03/01/18	254,363
395	Textron Financial Corp. (Series MTN)	5.125		02/03/11	394,695
					2,075,799
	Industrial Machinery (0.0%)
220	Parker-Hannifin Corp	5.50		05/15/18	220,297
	Industrial Specialties (0.0%)
240	Cox Communications Inc.	6.25		06/01/18	236,780
	Insurance Brokers/Services (0.1%)
585	Catlin Insurance Co., Ltd. - 144A (b) (Bahamas)	7.249	(d)	12/31/49(e)	349,073
900	Farmers Exchange Capital - 144A (b)	7.05		07/15/28	741,793
					1,090,866
	Integrated Oil (0.1%)
475	ConcoPhillips	5.20		05/15/18	470,117
260	Marathon Oil Corp.	6.00		10/01/17	257,186
225	Petro-Canada	6.05		05/15/18	221,139
					948,442
	Investment Banks/Brokers (0.4%)
370	Bear Stearns Co. Inc.	7.25		02/01/18	385,289
280	Bear Stearns Co. Inc.	6.40		10/02/17	274,685
710	Goldman Sachs Group Inc. (The)	6.15		04/01/18	685,166
605	Goldman Sachs Group Inc. (The)	6.75		10/01/37	536,303
250	Lehman Brothers Holdings, Inc.	5.75		01/03/17	215,871
390	Lehman Brothers Holdings, Inc.	6.50		07/19/17	352,601
695	Lehman Brothers Holdings, Inc.	6.875		07/17/37	577,559
355	NYSE Euronext	4.80		06/28/13	351,507
					3,378,981

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Banks (0.7%)
$625	Bank of America Corp.	5.65%		05/01/18	$584,473
360	Bank of America Corp.	5.75		12/01/17	338,382
210	Bank of New York Mellon Corp. (Series MTN)	4.50		04/01/13	202,282
755	Credit Suisse New York	6.00		02/15/18	724,186
385	HBOS PLC - 144A (b)	6.75		05/21/18	347,700
280	HSBC Finance Corp.	6.75		05/15/11	290,879
325	Huntington National Bank (Series T)	4.375		01/15/10	309,364
100	MBNA Capital I (Series A)	8.278		12/01/26	99,673
295	Popular North America, Inc. (Series F)	5.65		04/15/09	291,914
880	Unicredit Luxembourg Finance S.A. - 144A (b) (Luxembourg)	2.846	(d)	10/24/08	879,564
975	Wachovia Capital Trust III	5.80	(d)	(f)	551,162
255	Wachovia Corp.	5.50		05/01/13	235,679
620	Wells Fargo Co.	5.625		12/11/17	591,954
					5,447,212
	Major Telecommunications (0.5%)
175	AT&T Corp.	8.00		11/15/31	199,319
60	AT&T Inc.	5.60		05/15/18	59,038
565	AT&T Inc.	6.30		01/15/38	533,256
200	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25		06/15/30	223,130
450	France Telecom S.A. (France)	8.50		03/01/31	534,011
220	Rogers Communications, Inc.	6.80		08/15/18	220,691
305	SBC Communications, Inc.	6.15		09/15/34	283,320
380	Sprint Capital Corp.	8.75		03/15/32	339,934
65	Telecom Italia Capital SA (Luxembourg)	4.95		09/30/14	59,624
145	Telecom Italia Capital SA (Luxembourg)	6.999		06/04/18	144,401
270	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	270,000
310	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	305,449
80	Telecom Italia Capital SA (Luxembourg)	4.875		10/01/10	79,447
450	Telefonica Europe BV (Netherlands)	8.25		09/15/30	511,034
375	Verizon Communications	5.50		02/15/18	359,279
					4,121,933
	Managed Health Care (0.0%)
230	UnitedHealth Group Inc.	6.00		02/15/18	220,426
	Media Conglomerates (0.2%)
240	Time Warner Cable, Inc.	6.75		07/01/18	242,463
530	Time Warner Cable, Inc.	2.915	(d)	11/13/09	518,056

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$165	Time Warner Cable, Inc.	5.875%		11/15/16	$154,883
415	Viacom, Inc.	6.875		04/30/36	374,588
570	Vivendi - 144A (b)	6.625		04/04/18	556,813
					1,846,803
	Medical Specialties (0.1%)
175	Baxter International	4.625		03/15/15	168,624
240	Baxter International	5.375		06/01/18	236,381
280	Covidien International Finance	6.00		10/15/17	280,637
					685,642
	Motor Vehicles (0.1%)
250	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	268,254
240	Harley-Davidson Funding - 144A (b)	6.80		06/15/18	232,357
					500,611
	Multi-Line Insurance (0.2%)
1,040	AIG SunAmerica Global Financing VI - 144A (b)	6.30		05/10/11	1,036,898
575	American General Finance Corp. (Series MTN H)	4.625		09/01/10	537,885
405	Two-Rock Pass Through - 144A (b) (Bahamas)	3.656	(d)	(e)	41,006
					1,615,789
	Oil & Gas Pipelines (0.1%)
100	Gaz Capital - 144A (b)	6.51		03/07/22	88,400
165	Kinder Morgan Finance Co. (Canada)	5.70		01/05/16	152,831
485	Plains All American Pipeline	6.70		05/15/36	452,951
					694,182
	Oil & Gas Production (0.0%)
345	XTO Energy Corp.	5.50		06/15/18	323,600
	Oil Refining/Marketing (0.1%)
140	Marathon Oil Corp.	5.90		03/15/18	136,440
365	Valero Energy Corp.	3.50		04/01/09	364,296
					500,736
	Oilfield Services/Equipment (0.0%)
190	Weatherford International Inc.	6.00		03/15/18	187,874

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Other Metals/Minerals (0.1%)
$565	Brascan Corp. (Canada)	7.125%		06/15/12	$572,069
305	Rio Tinto Finance USA Ltd.	6.50		07/15/18	306,402
					878,471
	Packaged Software (0.1%)
390	Oracle Corp.	5.75		04/15/18	389,815
	Paper & Forest Products (0.0%)
210	Nine Dragons Paper Holdings - 144A (b)	7.875		04/29/13	206,139
	Pharmaceuticals: Major (0.2%)
260	AstraZeneca	5.90		09/15/17	267,808
470	Bristol-Myers Squibb	5.45		05/01/18	464,545
435	GlaxoSmithKline Capital Inc.	5.65		05/15/18	435,765
165	Wyeth	5.45		04/01/17	164,818
55	Wyeth	5.50		02/15/16	55,063
					1,387,999
	Property - Casualty Insurers (0.3%)
225	Ace Ina Holdings	5.60		05/15/15	218,832
630	Berkshire Hathaway Finance Corp. - 144A (b)	5.40		05/15/18	620,614
60	Chubb Corp.	5.75		05/15/18	57,817
760	Mantis Reef Ltd. - 144A (b) (Cayman Islands)	4.692		11/14/08	757,958
215	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	202,373
630	Xlliac Global Funding - 144A (b)	4.80		08/10/10	609,780
					2,467,374
	Railroads (0.1%)
255	Burlington Santa Fe Corp.	6.125		03/15/09	257,089
70	Canadian National Railway Co.	5.55		05/15/18	68,416
260	Korea Railroad Corp. - 144A (b)	5.375		05/15/13	257,575
					583,080
	Real Estate Development (0.1%)
936	World Financial Properties - 144A (b)	6.91		09/01/13	927,329
	Real Estate Investment Trusts (0.0%)
315	iStar Financial Inc.	3.027	(d)	03/09/10	247,397
90	Prologis Trust	6.625		05/15/18	83,745
					331,142
	Restaurants (0.1%)
385	Tricon Global Restaurants, Inc.	8.875		04/15/11	414,616

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Retail-Drug Stores (0.0%)
$145	Walgreen Co.	4.875%		08/01/13	$144,865
	Savings Banks (0.3%)
200	Household Finance Corp.	4.125		12/15/08	199,822
230	Household Finance Corp.	5.875		02/01/09	231,545
355	Household Finance Corp.	6.375		10/15/11	363,776
895	Sovereign Bancorp, Inc.	3.031	(d)	03/23/10	754,448
470	Washington Mutual Bank	5.50		01/15/13	324,593
260	Washington Mutual Inc.	8.25		04/01/10	169,055
					2,043,239
	Services to the Health Industry (0.0%)
230	Medco Health Solutions	7.125		03/15/18	235,923
	Specialty Steels (0.0%)
185	GTL Trade Finance Inc. - 144A (b)	7.25		10/20/17	184,530
	Steel (0.0%)
290	ArcelorMittal - 144A (b)	6.125		06/01/18	278,992
	Tobacco (0.1%)
405	Philip Morris International Inc.	5.65		05/16/18	392,984
160	Reynolds American Inc.	6.50		07/15/10	161,630
					554,614
	Wireless Telecommunications (0.0%)
130	Vodafone Group PLC (United Kingdom)	5.625	(d)	02/27/17	125,036
	Total Corporate Bonds (Cost $62,370,613)				58,970,907
	U.S. Government Obligations (3.0%)
	U.S. Treasury Bond
8,725		6.125		08/15/29	10,429,106
1,325		4.50		02/15/36	1,299,846
250		5.50		08/15/28	276,953
	U.S. Treasury Note
2,500		5.75		08/15/10	2,661,135
4,250		5.375		02/15/31	4,671,349
2,750		3.50		08/15/09	2,785,021
	Total U.S. Government Obligations (Cost $22,209,889)				22,123,410
	Foreign Government Obligation (0.1%)
980	Republic of Brazil (Cost $1,000,566)	6.00		01/17/17	1,003,520

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	U.S. Government Agency - Mortgage-Backed Securities (4.0%)
	Federal Home Loan Mortgage Corp.
$534		7.50%		11/01/29 - 09/01/32	$574,866
850		5.125		11/17/17	882,614
	Federal Home Loan Mortgage Corp. PC Gold
473		6.50		07/01/29 - 09/01/32	489,147
282		7.50		01/01/30 - 08/01/32	303,066
2		8.00		07/01/30	2,627
	Federal National Mortgage Assoc.
955		5.507		03/01/36	976,912
2,366		5.509		01/01/36	2,424,146
1,084		5.533		03/01/36	1,108,883
1,050		5.939		05/01/36	1,062,550
1,077		5.918		05/01/36	1,091,798
1,152		6		05/01/36	1,175,730
168		6.50		12/01/29	174,313
2,890		7.00		12/01/17 - 11/01/34	3,048,313
1,998		7.50		07/01/29 - 09/01/35	2,149,809
1,663		8.00		02/01/25 - 02/01/32	1,797,165
	Federal National Mortgage Assoc. ARM
1,557		5.457		12/01/35	1,597,154
1,596		5.464		10/01/35	1,637,771
1,336		5.465		11/01/35	1,370,679
2,295		5.516		01/01/36	2,351,344
680		5.961		07/01/36	688,048
1,128		5.98		07/01/36	1,140,600
1,363		5.991		04/01/36	1,381,232
2,283		5.992		04/01/36	2,328,961
	Total U.S. Government Agency - Mortgage-Backed Securities (Cost $29,808,691)				29,757,728
	Asset-Backed Securities (1.6%)
1,240	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98		05/15/11	1,254,410
531	Capital Auto Receivables Asset Trust 2006-SN1A A3 144A (b)	5.31		10/20/09	531,394
1,350	Capital Auto Receivables Assets Trust 2007-SN1 Class A3B	2.517	(d)	07/15/10	1,345,253
458	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	450,526

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$456	Caterpillar Financial Asset Trust 2006-A A3	5.57%		05/25/10	$459,305
807	CIT Equipment Collateral 2006-VT2 A3	5.07		02/20/10	811,252
1,275	Citibank Credit Card Issuance Trust 2007-A1 A1	2.791	(d)	03/22/12	1,260,177
214	Ford Credit Auto Owner Trust 2006-A A3	5.05		03/15/10	215,511
142	GE Equipment Small Ticket LLC 2005-2A A3 - 144A (b)	4.88		10/22/09	142,360
738	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	744,035
755	Harley Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	761,012
909	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	912,235
525	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	527,589
700	Hertz Vehicle Financing LLC 2005-2A A2 - 144A (b)	4.93		02/25/10	698,368
60	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	60,307
225	Lehman XS Trust 2006-16N M2	2.861	(d)	11/25/46	11,250
1,550	MBNA Master Credit Card Trust 1999-B A	5.90		08/15/11	1,575,056
182	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	182,285
275	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	273,707
4	Volkswagen Auto Loan Enhanced Trust 2005-1 A3	4.80		07/20/09	3,549
14	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	13,654
	Total Asset-Backed Securities (Cost $12,364,940)				12,233,235
	Collateralized Mortgage Obligations (2.2%)
	U.S. Government Agencies (0.5%)
590	Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	2.689	(d)	09/25/45	580,212
2,427	Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00		08/25/35	794,719
10,291	Federal National Mortgage Assoc. 2006-28 1P (IO)	1.519	(d)	03/25/36	250,843

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,371	Federal National Mortgage Assoc. 2006-118 A2	2.521	(d)%	12/25/36	$1,320,078
893	Federal National Mortgage Assoc. 2006-28 1A1	2.571	(d)	03/25/36	871,805
	Total U.S. Government Agencies (Cost $3,800,575)				3,817,657
	Private Issues (1.7%)
630	Adjustable Rate Mortgage Trust - 2005-6A 2A1	2.771	(d)	11/25/35	410,352
1,073	Alliance Bancorp Trust 2007-0A1A1	2.701	(d)	07/25/37	707,382
	American Home Mortgage Investment Trust
450	2007-1 1M1	2.862	(d)	03/25/46	45,000
1,239	2007-1 GA1C	2.651	(d)	05/25/47	770,718
1,428	2007-5 A3	2.701	(d)	06/25/47	520,247
553	2007-5	2.761	(d)	06/25/47	124,623
1,129	Bear Stearns Mortgage Funding Trust 2007-AR1 1A2	2.671	(d)	01/25/37	436,285
	Countrywide Alternative Loan Trust
7,349	2006-0A17 (IO)	2.253	(d)	12/20/46	303,126
547	2006-0A17	2.758	(d)	12/20/46	181,571
489	2006-0A18	2.731	(d)	12/25/46	137,424
880	2006-OA1 2A2	2.768	(d)	03/20/46	357,723
989	2006-0A2 A3	2.728	(d)	05/20/46	365,022
397	2006-0A21	2.738	(d)	03/20/47	88,538
7,196	2006-0A21 X (IO)	1.53		03/20/47	314,837
9,251	2007-0A3 X (IO)	2.00		04/25/47	391,699
1,336	2007-0A8 2A2	2.691	(d)	06/25/47	490,965
1,226	Greenpoint Mortgage Funding Trust 2006-0H1 A2	2.691	(d)	01/25/37	486,504
	Harborview Mortgage Loan Trust
351	2006-SB1 M1	2.838	(d)	12/19/36	32,814
221	2005-16 B2	3.158	(d)	01/19/36	16,633
1,251	2006-AR1 2A1A	2.638	(d)	11/19/36	778,229
903	Luminent Mortgage Trust 2006-4, A1B	2.691	(d)	05/25/46	367,398
500	Mastr Adjustable Rate Mortgages Trust 2007-3 1M1	3.311	(d)	05/25/47	12,500
	Residential Accredit Loans, Inc.
1,785	2006-Q010 A1	2.621	(d)	01/25/37	1,058,297
1,510	2007-QH1 A2	2.651	(d)	02/25/37	531,218

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,028	2007-Q03 A3	2.721	(d)%	03/25/47	$257,395
783	2007-Q04 A2	2.721	(d)	05/25/47	306,789
484	2007-Q04 A3	2.761	(d)	05/25/47	139,164
507	2007-Q04 A1	2.661	(d)	05/25/47	312,024
	Structured Asset Mortgage Investments Inc.
1,438	2007-AR1 2A2	2.671	(d)	01/25/37	634,828
350	2006-AR7	2.831	(d)	08/25/36	17,500
	Washington Mutual Mortgage Pass-Through Certificates
616	2005-AR13 A1A2	4.741	(d)	10/25/45	417,725
17,969	2005-AR6 X (IO)	1.166		04/25/45	235,842
175	2006-AR5	2.811	(d)	06/25/46	32,463
1,187	2007-0A1 A1B	2.661	(d)	02/25/47	349,884
1,066	2007-0A1 CA1B	2.661	(d)	12/25/46	385,793
38,704	2007-OA2 1XPP (IO)	0.255		03/25/47	435,424
1,409	2007-OA6 CA1B	2.691	(d)	07/25/47	430,001
	Total Private Issues (Cost $28,722,638)				12,883,937
	Total Collateralized Mortgage Obligations (Cost $32,523,213)				16,701,594

NUMBER OF CONTRACTS
Call Options Purchased (0.1%)
313	90 day Euro$ Futures September/2009 @ 96.75 (Cost $270,792)	303,219

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (19.0%)
	U.S. Government Obligations (g) (0.1%)
$350	U.S. Treasury Bill (c)	1.545%	10/09/08	348,927
300	U.S. Treasury Bill	2.036	10/09/08	298,853
	(Cost $647,816)			647,780

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (h) (18.9%)
142,416	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $142,416,479)		$142,416,479
	Total Short-Term Investments (Cost $143,064,295)		143,064,259
	Total Investments (Cost $623,310,446) (i) (j)	99.7%	749,722,517
	Other Assets in Excess of Liabilities	0.3	2,693,194
	Total Written Options Outstanding (Premium $155,671)	0.0	(168,238)
	Net Assets	100.0%	$752,247,473

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage.

  IO  Interest Only Security.

  MTN  Medium-Term Note.

  PC  Participation Certificate.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  A portion of this security has been physically segregated in connection with open future contracts in the amount of $51,347.

  (d)  Variable rate security. Rate shown is the rate in effect at July 31, 2008.

  (e)  Foreign security issued with perpetual maturity.

  (f)  Security issued with perpetual maturity.

  (g)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (h)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (i)  Securities have been designated as collateral in amount equal to $45,979,660 in connection with open futures and swap contracts.

  (j)  The aggregate cost for federal income tax purposes is $626,007,712. The aggregate gross unrealized appreciation is $154,039,533 and the aggregate gross unrealized depreciation is $30,324,728, resulting in net unrealized appreciation of $123,714,805.

Options Written at July 31, 2008:

NUMBER OF CONTRACTS	DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	PREMIUM	VALUE
313	Call options on 90 day Euro$ Futures	$97.25	September 2009	$155,671	$168,238

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

Futures Contracts Open at July 31, 2008:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
90	Long	U.S. Treasury Note 5 Year, September 2008	$10,020,234	$31,733
44	Long	U.S. Treasury Note 2 Year, September 2008	9,328,000	48,190
20	Long	90 Day Euro$ June 2009	4,837,000	57,353
13	Long	90 Day Euro$ March 2009	3,149,738	59,037
12	Long	90 Day Euro$ December 2008	2,910,150	55,846
11	Long	90 Day Euro$ September 2008	2,672,725	55,730
6	Long	90 Day Euro$ June 2010	1,435,875	6,884
1	Short	90 Day Euro$ September 2010	(238,963)	(1,178)
4	Short	90 Day Euro$ March 2010	(959,200)	(6,711)
5	Short	90 Day Euro$ December 2009	(1,202,000)	(10,530)
5	Short	90 Day Euro$ September 2009	(1,206,000)	(2,916)
13	Short	U.S. Treasury Bond 20 Year, September 2008	(1,501,500)	(13,065)
46	Short	Swap Futures 10 Year, September 2008	(5,064,313)	449
153	Short	U.S. Treasury Note 10 Year, September 2008	(17,567,266)	(154,559)
		Net Unrealized Appreciation		$126,263

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

Credit Default Swap Contracts Open at July 31, 2008:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse International Arrow Electronics, Inc.	Buy	$430	1.00%	March 20, 2015	$(7,184)
Goldman Sachs International Avalonbay Communities Inc.	Buy	155	3.05	March 20, 2013	(7,273)
Bank of America Carnival Corp.	Buy	190	1.57	March 20, 2018	(2,879)
Merrill Lynch International Carnival Corp.	Buy	165	1.60	March 20, 2018	(2,532)
Goldman Sachs International Coca-Cola Enterprises Inc.	Buy	635	0.588	March 20, 2013	(4,352)
Goldman Sachs International Chubb Corp.	Buy	490	0.10	March 20, 2012	6,975
Goldman Sachs International Dell Inc.	Buy	495	0.22	March 20, 2012	6,370
Goldman Sachs International Dow Jones Index	Sell	360	0.60	December 20, 2012	(480)
JPMorgan Chase Bank N.A. New York Dow Jones Index	Sell	1,330	0.60	December 20, 2012	6,145
Lehman Brothers Special Financing Inc. Dow Jones Index	Sell	360	0.60	December 20, 2012	(2,837)
Lehman Brothers Special Financing Inc. Dow Jones Index	Sell	725	0.60	December 20, 2012	(7,730)
Goldman Sachs International Dow Jones Index	Sell	660	0.80	December 20, 2017	2,422
Goldman Sachs International Dow Jones Index	Sell	860	1.55	June 20, 2013	3,371
Citibank, N.A., New York Eaton Corp.	Buy	180	0.82	March 20, 2018	494
Merrill Lynch International Eaton Corp.	Buy	230	0.92	March 20, 2018	(1,104)
Goldman Sachs International Eaton Corp.	Buy	200	0.97	March 20, 2018	(1,714)
UBS AG Eli Lilly & Co.	Buy	520	0.30	March 20, 2013	(2,265)
Goldman Sachs International Eli Lilly & Co.	Buy	130	0.33	March 20, 2013	(733)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Lehman Brothers Special Financing Inc. Goodrich Corp.	Buy	$165	0.46%	March 20, 2018	$2,616
Goldman Sachs International Goodrich Corp.	Buy	240	0.47	March 20, 2018	3,622
Bank of America, N.A. Goodrich Corp.	Buy	215	0.70	March 20, 2013	(1,279)
Bank of America, N.A. Goodrich Corp.	Buy	145	0.82	March 20, 2018	(1,685)
Goldman Sachs International Hartford Financial Services Group, Inc.	Buy	1,000	0.12	December 20, 2011	25,498
UBS AG Martin Marietta Materials, Inc.	Buy	150	1.73	March 20, 2018	451
UBS AG Martin Marietta Materials, Inc.	Buy	150	1.78	March 20, 2013	1,815
Bank of America, N.A. Nordstrom, Inc.	Buy	250	1.03	March 20, 2018	5,040
JPMorgan Chase Bank N.A. New York Nordstrom, Inc.	Buy	210	1.07	March 20, 2018	3,620
JPMorgan Chase Bank N.A. New York Pepsi Bottling Group, Inc.	Buy	170	0.58	March 20, 2013	(543)
JPMorgan Chase Bank N.A. New York Pepsi Bottling Group, Inc.	Buy	225	0.63	March 20, 2013	(1,195)
Goldman Sachs International Prologis	Buy	95	3.33	March 20, 2013	(2,489)
Goldman Sachs International Sealed Air Corp.	Buy	165	1.08	March 20, 2018	8,278
Bank of America, N.A. Sealed Air Corp.	Buy	90	1.12	March 20, 2018	4,262
Goldman Sachs International Sealed Air Corp.	Buy	80	1.24	March 20, 2018	3,112
Bank of America, N.A. Textron Financial Corp.	Buy	200	0.80	March 20, 2018	4,543
UBS AG Textron Financial Corp.	Buy	150	1.01	March 20, 2013	926
Goldman Sachs International Textron Financial Corp.	Buy	320	1.05	March 20, 2013	1,213
UBS AG Textron Financial Corp	Buy	345	1.06	March 20, 2013	(4,751)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank, N.A., New York Tyco Electronics Ltd.	Buy	$200	0.43%	March 20, 2012	$3,484
Citibank, N.A., New York Tyco Electronics Ltd.	Buy	387	0.43	March 20, 2012	6,737
Goldman Sachs International Union Pacific Corp.	Buy	500	0.20	December 20, 2011	3,760
Bank of America, N.A. Yum! Brands, Inc.	Buy	385	1.18	March 20, 2013	(2,876)
Net Unrealized Appreciation					$48,853

Interest Rate Swap Contracts Open at July 31, 2008:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)		PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America N.A. New York		$9,420	Fixed Rate 4.148%	Floating Rate 2.677#%	June 10, 2013	$(6,783)
Bank of America N.A. New York		3,223	Fixed Rate 5.37	Floating Rate 3.08#	February 12, 2018	12,054
Bank of America N.A. New York		5,350	Fixed Rate 5.593	Floating Rate 0.00#	February 20, 2018	62,541
Bank of America N.A. New York		3,030	Fixed Rate 5.07	Floating Rate 0.00#	April 16, 2018	(23,787)
Bank of America N.A. New York		2,420	Fixed Rate 4.983	Floating Rate 0.00#	April 16, 2018	(26,573)
Bank of America N.A. New York		14,692	Fixed Rate 5.558	Floating Rate 0.00#	July 24, 2023	14,251
Citibank N.A. New York		7,000	Fixed Rate 5.338	Floating Rate 3.093#	May 24, 2017	380,239
Citibank N.A. New York		5,500	Fixed Rate 5.448	Floating Rate 3.096#	August 9, 2017	342,153
Citibank N.A. New York		8,500	Fixed Rate 5.239	Floating Rate 2.655#	September 27, 2017	392,784
Citibank N.A. New York		1,800	Fixed Rate 4.648	Floating Rate 3.089#	February 27, 2018	(1,026)
Deutsche Bank AG, New York		5,500	Fixed Rate 5.389	Floating Rate 3.092#	May 25, 2017	319,275
Deutsche Bank AG, New York	EUR	8,255	Fixed Rate 4.957	Floating Rate 0.00^	July 24, 2018	57,556
Deutsche Bank AG, New York		2,080	Fixed Rate 5.268	Floating Rate 5.13^	July 2, 2023	11,972

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

COUNTERPARTY	NOTIONAL AMOUNT (000'S)		PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG, New York	EUR	9,765	Fixed Rate 5.239%	Floating Rate 0.00^ %	July 9, 2023	$43,867
Deutsche Bank AG, New York		8,875	Fixed Rate 5.24	Floating Rate 0.00^	July 10, 2023	40,283
Goldman Sachs Group Inc.		$5,425	Fixed Rate 5.565	Floating Rate 0.00#	February 27, 2018	57,395
Goldman Sachs Group Inc.		10,920	Fixed Rate 5.63	Floating Rate 0.00#	February 28, 2018	141,086
JPMorgan Chase Bank N.A. New York		10,015	Fixed Rate 4.07	Floating Rate 2.72#	May 16, 2013	(34,925)
JPMorgan Chase Bank N.A. New York		10,325	Fixed Rate 5.34	Floating Rate 3.092#	May 24, 2017	562,713
JPMorgan Chase Bank N.A. New York		7,200	Fixed Rate 5.448	Floating Rate 3.085#	May 29, 2017	448,776
JPMorgan Chase Bank N.A. New York		6,200	Fixed Rate 5.088	Floating Rate 2.938#	September 11, 2017	217,620
Merrill Lynch & Co Inc.		3,230	Fixed Rate 5.00	Floating Rate 0.00#	April 15, 2018	(33,463)
Bank of America N.A. New York		11,442	Floating Rate 0.00#	Fixed Rate 5.38	July 24, 2018	(23,113)
Bank of America N.A. New York		15,125	Floating Rate 2.791#	Fixed Rate 4.67	August 6, 2018	—
Bank of America N.A. New York		4,138	Floating Rate 3.08#	Fixed Rate 5.815	February 13, 2023	(32,733)
Bank of America N.A. New York		6,905	Floating Rate 0.00#	Fixed Rate 6.03	February 21, 2023	(95,635)
Bank of America N.A. New York		3,880	Floating Rate 0.00#	Fixed Rate 5.47	April 14, 2023	5,975
Bank of America N.A. New York		2,870	Floating Rate 0.00#	Fixed Rate 5.38	April 17, 2023	11,480
Deutsche Bank AG, New York EUR	EUR	1,660	Floating Rate 5.13^	Fixed Rate 4.934	July 1, 2018	(9,865)
Deutsche Bank AG, New York		7,785	Floating Rate 0.00^	Fixed Rate 4.861	July 9, 2018	(15,058)
Deutsche Bank AG, New York		7,065	Floating Rate 0.00^	Fixed Rate 4.86	July 10, 2018	(13,225)
Deutsche Bank AG, New York		10,360	Floating Rate 0.00^	Fixed Rate 5.188	July 24, 2023	(23,755)
Goldman Sachs Group Inc.		$6,960	Floating Rate 0.00#	Fixed Rate 5.96	February 27, 2023	(82,964)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2008 continued

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc.	$14,010	Floating Rate 0.00# %	Fixed Rate 6.035%	February 28, 2023	$(195,860)
JPMorgan Chase Bank N.A. New York	11,825	Floating Rate 2.873#	Fixed Rate 4.408	May 1, 2018	239,927
Merrill Lynch & Co Inc.	4,030	Floating Rate 0.00#	Fixed Rate 5.395	April 15, 2023	14,467
Net Unrealized Appreciation					$2,757,649

  EUR   Euro.

  #  Floating rate represents USD-3 Months LIBOR.

  ^  Floating rate represents EUR-3 Months EURIBOR.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2008

Assets:
Investments in securities, at value (cost $480,893,967)	$607,306,038
Investment in affiliate, at value (cost $142,416,479)	142,416,479
Unrealized appreciation on open swap contracts	3,481,168
Cash	12,639
Receivable for:
Investments sold	2,010,327
Interest	1,573,432
Periodic interest on swap contracts	984,566
Shares of beneficial interest sold	556,369
Dividends	515,863
Dividends from affiliate	308,996
Foreign withholding taxes reclaimed	22,837
Prepaid expenses and other assets	218,530
Total Assets	759,407,244
Liabilities:
Written call options outstanding, at value (premium received $155,671)	168,238
Unrealized depreciation on open swap contracts	674,666
Payable for:
Investments purchased	927,140
Shares of beneficial interest redeemed	734,337
Periodic interest on swap contracts	506,393
Distribution fee	275,408
Investment advisory fee	242,018
Variation margin	178,179
Premium received on open swap contracts	95,082
Administration fee	50,757
Transfer agent fee	49,174
Swap contracts collateral due to brokers	2,974,250
Accrued expenses and other payables	284,129
Total Liabilities	7,159,771
Net Assets	$752,247,473
Composition of Net Assets:
Paid-in-capital	$642,567,784
Net unrealized appreciation	129,334,664
Accumulated undistributed net investment income	3,300,016
Distributions in excess of net realized gain	(22,954,991)
Net Assets	$752,247,473
Class A Shares:
Net Assets	$504,350,367
Shares Outstanding (unlimited authorized, $.01 par value)	27,909,825
Net Asset Value Per Share	$18.07
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.07
Class B Shares:
Net Assets	$175,410,041
Shares Outstanding (unlimited authorized, $.01 par value)	9,669,525
Net Asset Value Per Share	$18.14
Class C Shares:
Net Assets	$44,663,841
Shares Outstanding (unlimited authorized, $.01 par value)	2,482,759
Net Asset Value Per Share	$17.99
Class I Shares@@:
Net Assets	$27,823,224
Shares Outstanding (unlimited authorized, $.01 par value)	1,537,348
Net Asset Value Per Share	$18.10

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statement of Operations

For the year ended July 31, 2008

Net Investment Income: Income
Interest	$10,517,168
Dividends (net of $56,669 foreign withholding tax)	10,314,666
Dividends from affiliate	6,164,661
Income from securities loaned - net	473,187
Total Income	27,469,682
Expenses
Investment advisory fee	3,603,738
Distribution fee (Class A shares)	1,328,482
Distribution fee (Class B shares)	2,303,805
Distribution fee (Class C shares)	461,188
Transfer agent fees and expenses	960,290
Administration fee	686,426
Shareholder reports and notices	163,917
Professional fees	110,601
Custodian fees	87,766
Registration fees	59,309
Trustees' fees and expenses	22,772
Other	108,309
Total Expenses	9,896,603
Less: expense offset	(3,570)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(172,420)
Net Expenses	9,720,613
Net Investment Income	17,749,069
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	19,000,069
Futures contracts	945,341
Option contracts	(32,035)
Swap contracts	998,740
Foreign exchange transactions	261
Net Realized Gain	20,912,376
Change in Unrealized Appreciation/Depreciation on:
Investments	(76,657,731)
Futures contracts	(151,108)
Swap contracts	3,311,780
Option contracts	42,500
Translation of other assets and liabilities denominated in foreign currencies	2,395
Net Change in Unrealized Appreciation/Depreciation	(73,452,164)
Net Loss	(52,539,788)
Net Decrease	$(34,790,719)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JULY 31, 2008	FOR THE YEAR ENDED JULY 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$17,749,069	$21,101,645
Net realized gain	20,912,376	53,008,977
Net change in unrealized appreciation/depreciation	(73,452,164)	43,560,541
Net Increase (Decrease)	(34,790,719)	117,671,163
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(13,108,531)	(13,305,019)
Class B shares	(3,878,324)	(5,310,954)
Class C shares	(822,389)	(816,602)
Class I shares@@	(1,369,847)	(1,770,149)
Net realized gain
Class A shares	(32,415,834)	(31,756,812)
Class B shares	(14,658,763)	(19,641,389)
Class C shares	(2,856,966)	(2,774,086)
Class I shares@@	(3,877,507)	(3,865,849)
Total Dividends and Distributions	(72,988,161)	(79,240,860)
Net increase (decrease) from transactions in shares of beneficial interest	(84,641,818)	21,575,852
Net Increase (Decrease)	(192,420,698)	60,006,155
Net Assets:
Beginning of period	944,668,171	884,662,016
End of Period (Including accumulated undistributed net investment income of $3,300,016 and $4,028,086, respectively)	$752,247,473	$944,668,171

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008

1. Organization and Accounting Policies

Morgan Stanley Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008 Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid asked price; (7) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which the Fund purchases upon exercise of the option. By writing a covered call option, the fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

	CONTRACT AMOUNT	PREMIUM
Options written, outstanding at beginning of the period	—	—
Options written	313	$155,671
Options exercised	—	—
Options expired	—	—
Options written, outstanding at end of period	313	$155,671

F. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the notional amount of the swap contract as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books. The Fund may pay or receive cash to collateralize credit default swap contracts. This cash collateral is recorded as assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

H. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

I. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of July 31, 2008, there were no securities out on loan.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

J. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on January 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by taxing authorities.

K. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreement

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Effective October 23, 2006, the Investment Adviser has agreed to cap the Fund's total operating expenses, to the extent that such total operating expenses exceed 0.92%, 1.67%, 1.64% and 0.67% for Class A, Class B, Class C and Class I, respectively, for a period of two years.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $13,272,993 at July 31, 2008.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended July 31, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.98%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,504, $211,380 and $6,285, respectively and received $116,285 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended July 31, 2008, advisory fees paid were reduced by $172,420 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as interest from affiliate in the Statement of Operations and

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

totaled $6,164,661 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class aggregated $209,586,147 and $199,444,824, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended July 31, 2008 aggregated $296,864,599, and $438,142,604, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities of $78,008,958 and $127,568,407, respectively. Also included in the aforementioned are purchases and sales of $754,958 and $78,276, respectively including realized loss of $39,111, for portfolio transactions with other Morgan Stanley funds.

For the year ended July 31, 2008, the Fund incurred brokerage commissions of $87,721 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended July 31, 2008, included in Trustees' fees and expenses in the Statement of Operations amounted to $8,352. At July 31, 2008, the Fund had an accrued pension liability of $73,439 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Purposes of and Risks Relating to Certain Financial Instruments

For hedging and investment purposes, the Fund may engage in transactions in listed and over-the counter options and interest rate futures or in the case of forward contracts, to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities ("derivative instruments").

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

These derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Asset and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by subprime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JULY 31, 2008		FOR THE YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,676,572	$51,792,190	1,494,411	$30,597,552
Conversion from Class B	973,963	18,843,355	2,399,784	49,119,583
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	—	—	2,069,354	42,587,852
Reinvestment of dividends and distributions	2,119,001	41,407,153	2,015,755	40,461,442
Redeemed	(4,768,148)	(93,089,784)	(5,568,276)	(114,112,196)
Net increase — Class A	1,001,388	18,952,914	2,411,028	48,654,233
CLASS B SHARES
Sold	839,251	16,410,483	1,037,429	21,297,748
Conversion to Class A	(970,523)	(18,843,355)	(2,392,595)	(49,119,583)
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	—	—	2,493,343	51,452,964
Reinvestment of dividends and distributions	830,935	16,346,082	1,086,761	21,872,588
Redeemed	(4,425,092)	(86,661,307)	(4,124,820)	(84,802,154)
Net decrease — Class B	(3,725,429)	(72,748,097)	(1,899,882)	(39,298,437)
CLASS C SHARES
Sold	399,259	7,644,804	328,572	6,694,874
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	—	—	259,866	5,327,801
Reinvestment of dividends and distributions	173,411	3,381,018	161,615	3,230,255
Redeemed	(442,862)	(8,602,446)	(425,849)	(8,685,707)
Net increase — Class C	129,808	2,423,376	324,204	6,567,223
CLASS I SHARES@@
Sold	421,814	8,246,091	449,278	9,204,592
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	—	—	234,923	4,839,680
Reinvestment of dividends and distributions	251,969	4,950,989	255,674	5,139,017
Redeemed	(2,377,827)	(46,467,091)	(659,448)	(13,530,456)
Net increase (decrease) — Class I	(1,704,044)	(33,270,011)	280,427	5,652,833
Net increase (decrease) in Fund	(4,298,277)	$(84,641,818)	1,115,777	$21,575,852

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JULY 31, 2008	FOR THE YEAR ENDED JULY 31, 2007
Ordinary income	$19,179,091	$21,202,724
Long-term capital gains	53,809,070	58,038,136
Total distributions	$72,988,161	$79,240,860

As of July 31, 2008, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$2,955,127
Undistributed long-term gains	2,020,523
Net accumulated earnings	4,975,650
Capital loss carryforward*	(21,695,764)
Temporary differences	(91,472)
Net unrealized appreciation	126,491,275
Total accumulated earnings	$109,679,689

*As of July 31, 2008, the Fund had a net capital loss carryforward of $21,695,764 of which $16,985,549 will expire on July 31, 2009 and $4,710,215 will expire on July 31, 2010 to offset future capital gains to the extent provided by regulations.

As part of the Fund's acquisition of the assets of Morgan Stanley Total Return Trust ("Total Return"), the Fund obtained a net capital loss carryforward of $249,441,388 from Total Return. Utilization of this carryforward is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryforward available.

As of July 31, 2008, the Fund had temporary book/tax differences primarily attributable to mark-to-market of open futures contracts, capital loss deferrals on straddles and wash sales and book amortization of discounts on debt securities.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2008 continued

Permanent differences, primarily due to losses on paydowns, gains on swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2008:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	DISTRIBUTIONS IN EXCESS OF NET REALIZED GAIN	PAID-IN-CAPITAL
$701,952	$(701,144)	$(808)

9. Accounting Pronouncements

On September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

10. Fund Acquisition

On October 23, 2006, the Fund acquired all the net assets of Total Return based on the respective valuations as of the close of business on October 20, 2006 pursuant to a Plan of Reorganization approved by the shareholders of Total Return on September 27, 2006. The acquisition was accomplished by a tax-free exchange of 2,069,354 Class A shares of the Fund at a net asset value of $20.58 per share for 2,243,799 Class A shares of Total Return; 2,493,343 Class B shares of the Fund at a net asset value of $20.64 per share for 2,896,038 Class B shares of Total Return; 259,866 Class C shares of the Fund at a net asset value of $20.50 per share for 300,296 Class C shares of Total Return; and 234,923 Class D shares of the Fund at a net asset value of $20.60 per share for 249,583 Class D shares of Total Return . The net assets of the Fund and Total Return immediately before the acquisition were $892,922,870 and $104,208,298, respectively, including unrealized appreciation of $13,712,685 for Total Return. Immediately after the acquisition, the combined net assets of the Fund amounted to $997,131,168.

Morgan Stanley Strategist Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.57		$19.74		$18.31	$16.28	$14.72
Income (loss) from investment operations:
Net investment income(1)	0.45		0.50		0.34	0.27	0.20
Net realized and unrealized gains (loss)	(1.23)		2.07		1.40	2.03	1.58
Total income (loss) from investment operations	(0.78)		2.57		1.74	2.30	1.78
Less dividends and distributions from:
Net investment income	(0.49)		(0.51)		(0.31)	(0.27)	(0.22)
Net realized gain	(1.23)		(1.23)		–	–	–
Total dividends and distributions	(1.72)		(1.74)		(0.31)	(0.27)	(0.22)
Net asset value, end of period	$18.07		$20.57		$19.74	$18.31	$16.28
Total Return(2)	(4.27)%		13.30%		9.60%	14.23%	12.10%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.90	%(4)	0.92	%(4)	0.93%	0.93%	0.95%
Net investment income	2.30	%(4)	2.44	%(4)	1.78%	1.48%	1.24%
Supplemental Data:
Net assets, end of period, in thousands	$504,350		$553,395		$483,553	$510,016	$58,968
Portfolio turnover rate	42%		42%		43%	48%	42%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.02% for the period ended July 31, 2008 and less than 0.005% for the period ended July 31, 2007.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.63		$19.79		$18.36	$16.29	$14.73
Income (loss) from investment operations:
Net investment income(1)	0.30		0.35		0.19	0.11	0.08
Net realized and unrealized gain (loss)	(1.23)		2.07		1.41	2.08	1.58
Total income (loss) from investment operations	(0.93)		2.42		1.60	2.19	1.66
Less dividends and distributions from:
Net investment income	(0.33)		(0.35)		(0.17)	(0.12)	(0.10)
Net realized gain	(1.23)		(1.23)		–	–	–
Total dividends and distributions	(1.56)		(1.58)		(0.17)	(0.12)	(0.10)
Net asset value, end of period	$18.14		$20.63		$19.79	$18.36	$16.29
Total Return(2)	(5.02)%		12.50%		8.72%	13.49%	11.24%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.66	%(4)	1.67	%(4)	1.68%	1.68%	1.71%
Net investment income	1.54	%(4)	1.69	%(4)	1.03%	0.73%	0.48%
Supplemental Data:
Net assets, end of period, in thousands	$175,410		$276,329		$302,702	$398,021	$970,724
Portfolio turnover rate	42%		42%		43%	48%	42%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.02% for the period ended July 31, 2008 and less than 0.005% for the period ended July 31, 2007.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$20.48		$19.66		$18.24	$16.21	$14.66
Income (loss) from investment operations:
Net investment income(1)	0.30		0.35		0.20	0.13	0.08
Net realized and unrealized gain (loss)	(1.22)		2.06		1.40	2.04	1.57
Total income (loss) from investment operations	(0.92)		2.41		1.60	2.17	1.65
Less dividends and distributions from:
Net investment income	(0.34)		(0.36)		(0.18)	(0.14)	(0.10)
Net realized gain	(1.23)		(1.23)		–	–	–
Total dividends and distributions	(1.57)		(1.59)		(0.18)	(0.14)	(0.10)
Net asset value, end of period	$17.99		$20.48		$19.66	$18.24	$16.21
Total Return(2)	(4.94)%		12.47%		8.79%	13.44%	11.25%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.64	%(4)(5)	1.64	%(4)	1.64%	1.65%	1.71%
Net investment income	1.56	%(4)(5)	1.72	%(4)	1.07%	0.76%	0.48%
Supplemental Data:
Net assets, end of period, in thousands	$44,664		$48,192		$39,887	$41,621	$41,697
Portfolio turnover rate	42%		42%		43%	48%	42%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.02% for the period ended July 31, 2008 and less than 0.005% for the period ended July 31, 2007.

  (5)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 1.65% and 1.55%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2008		2007		2006	2005	2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$20.59		$19.76		$18.34	$16.29	$14.73
Income (loss) from investment operations:
Net investment income(1)	0.51		0.55		0.39	0.30	0.24
Net realized and unrealized gain (loss)	(1.23)		2.07		1.39	2.06	1.58
Total income (loss) from investment operations	(0.72)		2.62		1.78	2.36	1.82
Less dividends and distributions from:
Net investment income	(0.54)		(0.56)		(0.36)	(0.31)	(0.26)
Net realized gain	(1.23)		(1.23)		–	–	–
Total dividends and distributions	(1.77)		(1.79)		(0.36)	(0.31)	(0.26)
Net asset value, end of period	$18.10		$20.59		$19.76	$18.34	$16.29
Total Return(2)	(4.02)%		13.62%		9.80%	14.60%	12.37%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.66	%(4)	0.67	%(4)	0.68%	0.68%	0.71%
Net investment income	2.54	%(4)	2.69	%(4)	2.03%	1.73%	1.48%
Supplemental Data:
Net assets, end of period, in thousands	$27,823		$66,753		$58,521	$58,707	$60,177
Portfolio turnover rate	42%		42%		43%	48%	42%

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.02% for the period ended July 31, 2008 and less than 0.005% for the period ended July 31, 2007.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Strategist Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Strategist Fund (the "Fund"), including the portfolio of investments, as of July 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Strategist Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 26, 2008

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. . Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002-July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2008. For corporate shareholders, 56.36% of the dividends qualified for the dividend received deduction. The Fund designated and paid $53,809,070 as a long-term capital gain distribution. 2.63% of the Fund's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended July 31, 2008. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $9,913,205 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

INVESTMENT MANAGEMENT

Morgan Stanley
Strategist Fund

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

Annual Report

July 31, 2008

SRTANN
IU08-04751P-Y07/08

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant			Covered Entities(1)
Audit Fees		$46,750		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$5,838	(3)	$747,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,163		$5,302,000

Total		$52,913		$5,302,000

2007

	Registrant			Covered Entities(1)
Audit Fees		$37,300		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$5,041,000	(2)
Tax Fees		$5,880	(3)	$2,044,491	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,880		$7,234,791

Total		$43,180		$7,234,791

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)     The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Strategist Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 18, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 18, 2008